UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 15, 2018

PUREBASE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-188575	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8625 State Hwy. 124
Ione, CA 95640
(Address of principal executive offices)

Registrant's telephone number, including area code: (209) 257-4331

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Certain Officers or Significant Employees

On March 15, 2018 Robert Hurtado, a significant employee, was terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREBASE CORPORATION

Date: March 16, 2018	By:	/s/ A. Scott Dockter
A. Scott Dockter
Chief Executive Officer